                                                                   Exhibit 10.72

                                           ***TEXT OMITTED AND FILED SEPARATELY
                                               CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                  AND 240.24B-2

                                 2003 AMENDMENT
                  TO THE RENEWED DISTRIBUTORSHIP AGREEMENT AND
                   THE DISTRIBUTORSHIP ARRANGEMENTS AGREEMENT
                               DATED MAY 2ND, 1997

This amendment is entered into as of the 2nd day of May 2003 by and between Gen-Probe Incorporated, a Delaware corporation, with its principal place of business located at 10210 Genetic Center Drive, San Diego, California 92121 ("GEN-PROBE) and bioMerieux S.A., a French corporation, having its principal place of business at Chemin de l'Orme, 69280 Marcy L'Etoile, France ("BIOMERIEUX").

                                    RECITALS

A. GEN-PROBE and BIOMERIEUX have entered into a Distribution Agreement and a Distributorship Arrangements Agreement ("the Agreements") both dated May 2nd, 1997, under which GEN-PROBE has appointed BIOMERIEUX as its exclusive distributor for the sales of certain products in certain specified countries.

B. The Distributorship Arrangements Agreement has been modified twice from its date of conclusion, by way of amendments, in order to (i) delete Singapore from the list of countries identified as Phase II Countries, and
      (ii) to include Poland, a Phase III Country, into the definition of the Territory pursuant to Section 1.5 of the Distributorship Arrangement Agreement.

C. The Distribution Agreement has been modified once from its date of conclusion, by way of amendment dated February 2, 1998, in order to (i) modify the wording of Section 3.3 of the Distribution Agreement, and (ii) to delete Exhibit C to the Distribution Agreement.

D. The Distribution Agreement and the Distribution Arrangements Agreement are sometimes collectively referred to in this Amendment as "the Distribution Agreements."

E. The original term of the Distribution Agreements has been extended by a Renewal Amendment signed by the parties as of November 23, 1999.

F. Gen-Probe and BIOMERIEUX have entered into a Authorized Representative Appointment Agreement dated July 15, 1998 in order to comply with the requirements of the Council Directive 93/42/EEC of June 14, 1993 concerning medical devices and the sale of the Gen-Probe Collection Kits in Europe.

G. GEN-PROBE and BIOMERIEUX have expressed their mutual interest in extending the Distribution Agreements and have therefore decided to enter into this 2003 Amendment to the renewed Distribution Agreements.

                                    AMENDMENT

Now, therefore, in consideration of the mutual commitments set forth below, the parties hereto as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreements.

2. The parties hereto mutually agree to renew the Term of the Agreements for a further period of three (3) years, starting from May 2nd, 2003 (the "Renewed Term"), unless earlier terminated according to the provisions of the Agreements. No less than one year prior to the scheduled expiration of the Renewed Term, the parties shall commence good faith negotiations regarding another possible extension of the Renewed Term on mutually acceptable terms, provided that, unless the parties shall have reached mutual agreement on the terms and conditions of such an extension within six (6) months of the scheduled expiration of the Renewed Term, the Renewed Term shall automatically expire on the date set forth in the first section of this Section 2.

3. Notwithstanding the provisions of the foregoing Paragraph 2, during the Renewed Term, either party may terminate the Agreements as of their anniversary date in any year by giving notice to the other party at least 120 days prior to the anniversary date of an intention to terminate or seek amendment of the Agreements. Furthermore, during the Renewed Term of the Agreements, GEN-PROBE shall have the additional right and option to terminate the Agreements, by giving 90-days notice, if BIOMERIEUX's purchases of GEN-PROBE products under the Distribution Agreement during any period of not less than [...***...] fall [...***...] or more below purchases for the corresponding period of the prior year. The calculation of the amount of decrease in BIOMERIEUX's purchases from GEN-PROBE for purposes of the preceding sentence shall exclude any decline in BIOMERIEUX's purchases from GP due to (i) sales of APTIMA Products by GEN-PROBE from former customers for GP products and/or (ii) any recalls of product by GEN-PROBE.

4. The Parties mutually agree to amend the Distribution Agreement with the updated Product list and Parts list Pricing which is attached to this Amendment as Attachment A.

5. The Parties mutually agree to amend the Distribution Arrangements Agreement to define the Territories as those countries listed on Attachment B to this Amendment.

6. As the manufacturer and as outlined in the 93/42/EEC Directive and 98/79/EC Directive (collectively the "Directives"), Gen-Probe is aware of the terms of the Directives and acknowledges its obligations as the manufacturer for the compliance of Products which are provided to bioMerieux for distribution into the EEC. In conjunction with the Directives, Gen-Probe also warrants to provide bioMerieux the following:

      A. Gen-Probe will provide a 6-language standard Product. Additional languages will be mutually discussed in the future.

      B.    Gen-Probe will provide bioMerieux with the following materials:

                                               *CONFIDENTIAL TREATMENT REQUESTED

            - The declaration of conformity for the Products covered by the Directives and any relevant updates thereof, and

            - A copy of the safety data sheet written in English for Products considered to contain a dangerous substance as defined in directives 67/548/EEC and 1999/45/EC and any relevant updates thereof.

      C. Both Parties agree to authorize and conduct audits in the premises involved in the manufacturing, packaging, storage and shipment of the Products as required by the Directives.

      D. Gen-Probe agrees to implement appropriate corrective and / or preventative actions for complaints relating to the Products.

7. For the MTC-NI Product, sold into the Industrial Marketplace (Non Clinical sites) the Distribution rights of this Product will change from Exclusive to Co-Exclusive.

8. Except as expressly modified hereby, all terms and conditions of the original Distribution Agreements (as previously amended) shall remain unchanged and in full force and effect.

AGREED TO AND ACCEPTED BY:

GEN-PROBE INCORPORATED                            BIOMERIEUX S.A.

By: /s/ Henry L. Nordhoff                         By: /s/ Benoit Adelus
    ---------------------                            -----------------
Name: Henry L. Nordhoff                           Name: Benoit Adelus
Title: President & CEO                            Title: Chief Executive Officer

                                  ATTACHMENT A
                            PRODUCT LIST WITH PRICING

 CAT #                               DESCRIPTION                                     U.O.M.                   NEW PRICE
 -----                               -----------                                     ------                   ---------
1791F               DETECTION REAGENT KIT                                             Kit                  $   [...***...]
1792F               PACE 2 CHLAMYDIA TRACHOMATIS                                      Kit                  $   [...***...]
1793F               PACE 2 NEISSERIA GONORRHOEAE                                      Kit                  $   [...***...]
2325F               STD PROFICIENCY PANEL, 3 VIALS/BOX                                Kit                  $   [...***...]
2930F               FAST EXPRESS REAGENT KIT                                          Kit                  $   [...***...]
3275F               MALE COLLECTION KITS                                              Kit                  $   [...***...]
3300F               FEMALE COLLECTION KITS                                            Kit                  $   [...***...]
3548F               PACE 2 C. TRACHOMATIS PROBE COMPETITION ASSAY                     Kit                  $   [...***...]
3549F               PACE 2 N. GONORRHOEAE PROBE COMPETITION ASSAY                     Kit                  $   [...***...]
3905F               PACE 2C FOR C. TRACHOMATIS & N. GONORRHOEAE                       Kit                  $   [...***...]
1001F               AMPLIFIED M. TUBERCULOSIS DIRECT                                  Kit                  $   [...***...]
1043F               MTD CONTROLS                                                      Kit                  $   [...***...]
LR0019F             MTD NEG. CONTROL                                                  Each                 $   [...***...]
LR0030F             MTD POS. CONTROL                                                  Each                 $   [...***...]
3890F               GROUP A STREPTOCOCCUS DIRECT                                      Kit                  $   [...***...]
4573F               MYCOPLASMA T.C. NON-ISOTOPIC (MTC-NI)                             Kit                  $   [...***...]
301012F             AMPLIFIED CHLAMYDIA TRACHOMATIS                                   Kit                  $   [...***...]
301015F             SWAB PROCESS, AMPLIFIED CT                                        Kit                  $   [...***...]
301016F             URINE PROCESS, AMPLIFIED CT                                       Kit                  $   [...***...]
2810F               ACCUPROBE CAMPYLOBACTER                                           Kit                  $   [...***...]
2815F               ACCUPROBE ENTEROCOCCUS                                            Kit                  $   [...***...]
2820F               ACCUPROBE GROUP B STREPTOCOCCUS                                   Kit                  $   [...***...]
2825F               ACCUPROBE HAEMOPHILUS INFLUENZAE                                  Kit                  $   [...***...]
2830F               ACCUPROBE NEISSERIA GONORRHOEAE                                   Kit                  $   [...***...]
2865F               ACCUPROBE STREPTOCOCCUS PNEUMONIAE                                Kit                  $   [...***...]
2875F               ACCUPROBE STAPHYLOCOCCUS AUREUS                                   Kit                  $   [...***...]
2920F               ACCUPROBE LISTERIA MONOCYTOGENES                                  Kit                  $   [...***...]
2925F               ACCUPROBE GROUP A STREPTOCOCCUS                                   Kit                  $   [...***...]
2800F               ACCUPROBE GENERIC REAGENT KIT                                     Kit                  $   [...***...]
2890F               ACCUPROBE BLASTOMYCES DERMATITIDIS                                Kit                  $   [...***...]
2895F               ACCUPROBE COCCIDIOIDES IMMITIS                                    Kit                  $   [...***...]
2910F               ACCUPROBE HISTOPLASMA CAPSULATUM                                  Kit                  $   [...***...]
2835F               ACCUPROBE MYCOBACTERIUM AVIUM                                     Kit                  $   [...***...]
2840F               ACCUPROBE M. INTRACELLULARE                                       Kit                  $   [...***...]
2845F               ACCUPROBE M. AVIUM COMPLEX                                        Kit                  $   [...***...]
2850F               ACCUPROBE MYCOBACTERIUM GORDONAE                                  Kit                  $   [...***...]
2855F               ACCUPROBE MYCOBACTERIUM KANSASII                                  Kit                  $   [...***...]
2860F               ACCUPROBE M TUBERCULOSIS COMPLEX                                  Kit                  $   [...***...]
2775F               GEN-PROBE HEAT BATH (20 tube capacity)                            Each                 $   [...***...]
3100i               LEADER(R) 50i                                                     Each                 $   [...***...]
4006                GEN-PROBE HEAT BATH (50 tube capacity)                            Each                 $   [...***...]
1639F               PACE(R) MAGNETIC SEPARATION UNIT (80 tube capacity)               Each                 $   [...***...]
1714                BOTTLE TOP DISPENSER (2mL)                                        Each                 $   [...***...]
1847F               LEADER(R) PRINTER PAPER (1 roll/pack)                             Package              $   [...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

 CAT #                                       DESCRIPTION                             U.O.M.                   NEW PRICE
 -----                                       -----------                             ------                   ---------
2065F               PACE(R) REACTION TUBES (120 tubes/box)                            Box                  $   [...***...]
2085F               PACE(R) SEALING CARDS (35/pack)                                   Package              $   [...***...]
2113                EPPENDORF REPEAT PIPETTOR                                         Each                 $   [...***...]
2168F               TRITIUM STANDARD                                                  Each                 $   [...***...]
2440F               POLYPROPYLENE TUBES (250 tubes/pack)                              Package              $   [...***...]
2775A               HEATING BLOCK INSERT (20 tube capacity)                           Each                 $   [...***...]
3078                BOTTLE TOP DISPENSER (5mL)                                        Each                 $   [...***...]
3919                WASH BOTTLE & CAP ASSEMBLY (200 ml capacity)                      Each                 $   [...***...]
3994F               50-WELL STRIP RACK SYSTEM (50 tubes)                              Each                 $   [...***...]
4008                BLUE SNAP CAPS (150/package)                                      Package              $   [...***...]
4027F               SONICATOR RACK (50 hole)                                          Each                 $   [...***...]
4085F               PLUGGED PIPETTE TIPS (175 mL - 1 case, 6 boxes/case, 120/box)     Case                 $   [...***...]
4224F               PLUGGED PIPET TIPS, EXT. LENGTH 250 mL (6 boxes/case)             Case                 $   [...***...]
4316F               PLUGGED PIPET TIPS, 1250 mL (6 boxes/case)                        Case                 $   [...***...]
1042F               LDR CHECK-D                                                       Each                 $   [...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT B
                        TERRITORIES COVERED BY BIOMERIEUX

EUROPE :

France (Oct 97)
Germany (Jan 98)
Italy (Feb 98)
Spain (Jan 98)
UK (Jan 98)
Ireland (sales made through UK) (Jan 99)
Portugal (Jan 98)
Greece (June 98)
Switzerland (Jan 98)
Belgium (Jan 98)
Luxembourg (sales made through Belgium) (Jan 98)
The Netherlands (Jan 98)

Austria (Jan 98)
Czech Republic (Sales made through Austria) (Jan 98)
Hungary (Sales made through Austria) (Jan 98)
Slovakia (Sales made through Austria) (Jan 98)
Romania
Tunisia
Croatia (Sales made through A&B) (Jan 98)
Macedonia (Sales made through Avicena) (April 00)
Slovenia (Sales made through Mikro-polo) (Jan 98)
Poland (Oct 98) Liechtenstein (Sales made through Switzerland)
Malta (Jan 98)
Iceland

LATIN AMERICA :

Argentina (June 99)
Columbia
Mexico (Jan 00)

ASIA & PACIFIC :

Australia (Jan 98)
New Zealand (sales made through Australia) (Jan 99)
China (Jan 01)
Taiwan (March 03)
India (May 00)